BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
SUITE 2700
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	September 2, 2004

TO:	Bear Stearns Asset Backed Securities Trust 2004-SD3 JPMorgan Chase Bank, as Trustee
ATTENTION:	Diane Wallace
TELEPHONE:	212-623-4470
FACSIMILE:	212-623-5858

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:	FXNEC6249

Re: Class A-1, Class A-2, Class A-3 and Class A-4 Certificates

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the “Transaction”) between Bear Stearns Financial Products Inc. (“BSFP”) and Bear Stearns Asset Backed Securities Trust 2004-SD3, a trust organized under the laws of New York (“Counterparty”). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. Terms capitalized but not defined herein except in the Definitions shall have the respective meanings attributed to them in the Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Pooling and Servicing Agreement"), among Bear Stearns Asset Backed Securities, Inc., as depositor, EMC Mortgage Corporation, as seller and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator (in such latter capacity, the "Securities Administrator") and JPMorgan Chase Bank, as trustee (in such capacity, the "Trustee") on behalf of the Counterparty, entered into in connection with the issuance by the Counterparty of certain Asset-Backed Certificates, Series 2004-SD3. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap

Notional Amount:	With respect to any Calculation Period, the lesser of (i) the amount set forth for such period on the Schedule of Notional Amounts attached hereto and (ii) the sum of the Certificate Principal Balances of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates as of the related Floating Rate Payer Period End Date.

Trade Date:	August 31, 2004

Effective Date:	September 2, 2004

Termination Date:	June 25, 2012, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Date:	September 2, 2004

Fixed Amount:	USD 1,887,500

Floating Amounts:

Floating Rate Payer:	BSFP

Cap Rate:	5.90000%.

Floating Rate Payer Period End Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing October 25, 2004 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be two Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for any Calculation Period is greater than 11.00000%, then the Floating Rate Option for such Calculation Period shall be deemed equal to 11.00000%.

Designated Maturity:	One month

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York and London

Business Day Convention:	Modified Following

3. Additional Provisions: (1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction. (2) On the first day of each Calculation Period, the Trustee shall make available to BSFP via the Trustee's internet website (which will initially be located at www.jpmorgan.com/sfr) a monthly statement prepared and delivered to it by the Securities Administrator pursuant to Section 5.05 of the Pooling and Servicing Agreement that indicates the aggregate Certificate Principal Balance of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (following application of funds to pay the A-1, Class A-2, Class A-3 and Class A-4 Certificates pursuant to Section 5.04 of the Pooling and Servicing Agreement on the first day of such Calculation Period). Such aggregate Certificate Principal Balance shall be used by BSFP (as Calculation Agent) as the aggregate Certificate Principal Balance of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates for purposes of calculating the amount, if any, payable by the Floating Rate Payer on the next succeeding Floating Rate Payer Payment Date. On or after each Reset Date for a Calculation Period, but in no event later than the close of business on the third Business Day preceding the related Floating Rate Payer Payment Date, BSFP shall provide the Trustee and the Securities Administrator (at such address as the Securities Administrator shall indicate to BSFP in writing) with written notice of whether any payment is owed by BSFP to the Counterparty on such Floating Rate Payer Payment date, and the amount, if any, of such payment.

4. Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)	The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)	Termination Provisions. For purposes of the Master Agreement:

(a)	"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)	"Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c)	"Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty., unless and until a Credit Support Annex is entered into by BSFP under Part 5(12) and then it shall be applicable to BSFP.

(d)	"Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e)	Section 5 (a) (vii) is modified by deleting clause (2) thereof.

(f)	"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(g)	The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(h)	The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i)	After payment of the Fixed Amount by the Counterparty, (i) BSFP shall not suspend any payments due under this Transaction, (ii) no Event of Default or Termination Event will apply to the Counterparty and BSFP shall not be able to designate an Early Termination Date with respect to this Transaction except with respect to Section 5(b)(i) of the ISDA Form Master Agreement as applicable to BSFP; and (iii) in no event shall BSFP be entitled to net its payment obligations in respect of the Transaction against the payment obligations of the Counterparty in respect of any other Transactions under the agreements between BSFP and the Counterparty.

(j)	The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(k)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

(l)	"Termination Currency" means United States Dollars.

3)	Tax Representations. Not applicable

4)	[Reserved]

5)	Documents to be Delivered. For the purpose of Section 4(a):

(1)	Tax forms, documents, or certificates to be delivered are:

Party required to deliver       Form/Document/              Date by which to
document                        Certificate                 be delivered

BSFP and                        And document required or    Promptly after the earlier of (i)
the Counterparty                reasonably requested to     reasonable demand by either party or (ii)
                                allow the other party to    learning that such form or document is
                                make payments under this    required
                                Agreement without any
                                deduction or withholding
                                for or on the account of
                                any Tax or with such
                                deduction or withholding
                                at a reduced rate
(2)	Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be
6)	Miscellaneous. Miscellaneous

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement: Address for notices or communications to BSFP:

Address: Attention: Facsimile:	383 Madison Avenue, New York, New York 10179 DPC Manager - Suite 2700 (212) 272-5823

with a copy to:

Address: Attention: Facsimile:	One Metrotech Center North, Brooklyn, New York 11201 Derivative Operations - 7th Floor (212) 272-1634

(For all purposes) Address for notices or communications to the Counterparty:

Address: Attention: Facsimile: Phone:	JPMorgan Chase Bank Institutional Trust Services Global Debt, 4 New York Plaza, 6th Floor New York, New York 10004-2477 Diane Wallace 212-623-5858 212-623-4470

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c):

BSFP appoints as its Process Agent:	Not Applicable

The Counterparty appoints as its Process Agent:	Not Applicable

(c)	Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement: BSFP is not a Multibranch Party. The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is BSFP.

(f)	Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)	Credit Support Provider. BSFP: Not Applicable The Counterparty: Not Applicable

(h)	Governing Law. The parties to this Agreement hereby agree that the law of the State of New York, without reference or giving effect to the rules and principles thereof governing conflicts of laws, shall govern their rights and duties in whole.

(i)	Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)	Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)	Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)	Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless Moody's Investors Service, Inc. ("Moody's") and Standard & Poors Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P") have been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current ratings of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

7)	"Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)	Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)	Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

           (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

           (2) Evaluation and Understanding.

           (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

           (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

           (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

           (4) Principal. Except as set forth herein, it is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

           (5) Eligible Contract Participant. It is an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act.

9)	Non-Petition. BSFP shall not institute against, or cause any other person to institute against, or join any other person in instituting against Counterparty or any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day following payment in full of the notes.

10)	Set-off. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

11)	Additional Termination Events. Additional Termination Events will apply. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days, complied with Section 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

12)	Rating Agency Downgrade. If a Ratings Event (as defined below) occurs with respect to BSFP, then BSFP shall, at is own expense, (i) assign this Transaction hereunder to a third party within thirty (30) days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) or (ii) deliver collateral, in an amount equal to the Exposure (as defined below), and an executed ISDA Credit Support Annex (which shall thereafter be a Credit Support Document for purposes of this Agreement), within thirty (30) days of such Ratings Event and subject to Moody's and S&P's written confirmation that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Notes. For the avoidance of doubt, a downgrade of the rating on the Notes could occur in the event that BSFP does not post sufficient collateral. For purposes of this Transaction, a "Ratings Event" shall occur with respect to BSFP, if its counterparty credit rating ceases to be rated at least "AA-" by S&P, and at least "Aa3" by Moody's (including in connection with a merger, consolidation or other similar transaction by BSFP) such ratings being referred to herein as the "Approved Ratings Thresholds", (unless, within 30 days after such withdrawal or downgrade, each of Moody's and S&P has reconfirmed its ratings of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, as applicable, which were in effect immediately prior to such withdrawal or downgrade. Only with respect to such Ratings Event, "Exposure" shall mean the following: (i) the mark-to-market value of the Transaction as of the Valuation Date as such term is defined in the ISDA Credit Support Annex, but which in any event shall include the Business Day prior to the date on which the collateral is initially posted and at least one Business Day in each week thereafter.

13)	Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed by JPMorgan Chase Bank not in its individual capacity, but solely as Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations of the Trustee but is made and intended for the purpose of binding only the Trust and (iii) under no circumstances shall JPMorgan Chase Bank in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:              Payments to BSFP:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for the account of
                                            Bear, Stearns Securities Corp.
                                            Account Number: 0925-3186, for further credit to
                                            Bear Stearns Financial Products Inc.
                                            Sub-account  Number: 102-04654-1-3
                                            Attention: Derivatives Department

                                            Payments to Counterparty:
                                            Bank Name:  JPMorgan Chase Bank
                                            ABA:  021000021
                                            Account # 507947541
                                            F/F/C:  Bear Stearns ABS 2004-SD3 (10209467.1)
                                            Attention:  Diane Wallace

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ Annie Manevitz
       Name: Annie Manevitz
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

BEAR STEARNS ASSET BACKED SECURITIES TRUST 2004-SD3
By: JPMorgan Chase Bank, as Trustee

By: /s/ Eboni D. Dawkins
       Name: Eboni D. Dawkins
       Title: Trust Officer

SCHEDULE OF NOTIONAL AMOUNTS
(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including          To but excluding           Notional Amount (USD)
------------------          ----------------           ---------------------

  Effective Date                25-Oct-04                 218,431,513.36
    25-Oct-04                   25-Nov-04                 213,498,883.53
    25-Nov-04                   25-Dec-04                 208,658,655.84
    25-Dec-04                   25-Jan-05                 203,883,917.16
    25-Jan-05                   25-Feb-05                 199,198,578.78
    25-Feb-05                   25-Mar-05                 194,588,852.09
    25-Mar-05                   25-Apr-05                 190,017,932.60
    25-Apr-05                   25-May-05                 186,152,687.28
    25-May-05                   25-Jun-05                 182,520,280.26
    25-Jun-05                   25-Jul-05                 178,946,582.53
    25-Jul-05                   25-Aug-05                 175,430,661.61
    25-Aug-05                   25-Sep-05                 171,971,599.71
    25-Sep-05                   25-Oct-05                 168,568,493.44
    25-Oct-05                   25-Nov-05                 165,220,453.61
    25-Nov-05                   25-Dec-05                 161,926,605.02
    25-Dec-05                   25-Jan-06                 158,686,086.22
    25-Jan-06                   25-Feb-06                 155,498,049.30
    25-Feb-06                   25-Mar-06                 152,361,659.69
    25-Mar-06                   25-Apr-06                 149,276,095.94
    25-Apr-06                   25-May-06                 146,240,549.53
    25-May-06                   25-Jun-06                 143,254,224.65
    25-Jun-06                   25-Jul-06                 140,316,338.00
    25-Jul-06                   25-Aug-06                 137,426,118.63
    25-Aug-06                   25-Sep-06                 134,582,807.69
    25-Sep-06                   25-Oct-06                 131,785,658.29
    25-Oct-06                   25-Nov-06                 129,033,935.30
    25-Nov-06                   25-Dec-06                 126,326,915.14
    25-Dec-06                   25-Jan-07                 123,663,885.65
    25-Jan-07                   25-Feb-07                 121,044,145.85
    25-Feb-07                   25-Mar-07                 118,467,005.82
    25-Mar-07                   25-Apr-07                 115,931,786.50
    25-Apr-07                   25-May-07                 113,437,819.52
    25-May-07                   25-Jun-07                 110,984,447.05
    25-Jun-07                   25-Jul-07                 108,571,021.61
    25-Jul-07                   25-Aug-07                 106,196,905.92
    25-Aug-07                   25-Sep-07                 103,861,472.76
    25-Sep-07                   25-Oct-07                 101,564,104.77
    25-Oct-07                   25-Nov-07                  99,304,194.34
    25-Nov-07                   25-Dec-07                  97,081,143.43
    25-Dec-07                   25-Jan-08                  94,894,363.43
    25-Jan-08                   25-Feb-08                  92,757,739.37
    25-Feb-08                   25-Mar-08                  90,728,526.98
    25-Mar-08                   25-Apr-08                  89,040,963.16
    25-Apr-08                   25-May-08                  87,527,941.72
    25-May-08                   25-Jun-08                  86,039,650.21
    25-Jun-08                   25-Jul-08                  84,575,693.23
    25-Jul-08                   25-Aug-08                  83,135,681.61
    25-Aug-08                   25-Sep-08                  81,719,232.32
    25-Sep-08                   25-Oct-08                  80,325,968.40
    25-Oct-08                   25-Nov-08                  78,955,518.79
    25-Nov-08                   25-Dec-08                  77,607,518.34
    25-Dec-08                   25-Jan-09                  76,281,607.63
    25-Jan-09                   25-Feb-09                  74,937,892.85
    25-Feb-09                   25-Mar-09                  73,655,900.82
    25-Mar-09                   25-Apr-09                  72,394,939.52
    25-Apr-09                   25-May-09                  71,154,671.97
    25-May-09                   25-Jun-09                  69,934,766.51
    25-Jun-09                   25-Jul-09                  68,734,896.73
    25-Jul-09                   25-Aug-09                  67,554,741.36
    25-Aug-09                   25-Sep-09                  66,393,984.23
    25-Sep-09                   25-Oct-09                  65,252,314.17
    25-Oct-09                   25-Nov-09                  64,129,424.90
    25-Nov-09                   25-Dec-09                  63,025,015.01
    25-Dec-09                   25-Jan-10                  61,938,787.85
    25-Jan-10                   25-Feb-10                  60,870,451.46
    25-Feb-10                   25-Mar-10                  59,761,030.21
    25-Mar-10                   25-Apr-10                  58,728,623.16
    25-Apr-10                   25-May-10                  57,713,241.86
    25-May-10                   25-Jun-10                  56,675,934.21
    25-Jun-10                   25-Jul-10                  55,694,458.79
    25-Jul-10                   25-Aug-10                  54,729,189.92
    25-Aug-10                   25-Sep-10                  53,743,568.52
    25-Sep-10                   25-Oct-10                  52,810,562.22
    25-Oct-10                   25-Nov-10                  51,892,982.34
    25-Nov-10                   25-Dec-10                  50,990,580.59
    25-Dec-10                   25-Jan-11                  50,103,112.57
    25-Jan-11                   25-Feb-11                  49,230,337.80
    25-Feb-11                   25-Mar-11                  48,372,019.58
    25-Mar-11                   15-Apr-11                  47,527,924.96
    15-Apr-11                   25-May-11                  46,697,824.70
    25-May-11                   25-Jun-11                  45,881,493.19
    25-Jun-11                   25-Jul-11                  45,078,708.40
    25-Jul-11                   25-Aug-11                  44,289,251.81
    25-Aug-11                   25-Sep-11                  43,512,908.37
    25-Sep-11                   25-Oct-11                  42,749,466.46
    25-Oct-11                   25-Nov-11                  41,998,717.79
    25-Nov-11                   25-Dec-11                  41,254,559.04
    25-Dec-11                   25-Jan-12                  40,528,691.46
    25-Jan-12                   25-Feb-12                  39,814,910.18
    25-Feb-12                   25-Mar-12                  39,113,019.89
    25-Mar-12                   25-Apr-12                  38,422,828.35
    25-Apr-12                   25-May-12                  37,744,146.38
    25-May-12               Termination Date               37,036,522.06